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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
LITTLE SIOUX CORN PROCESSORS, L.L.C.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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Little Sioux Corn Processors, L.L.C.
4808 F Avenue
Marcus, IA 51035

NOTICE OF 2004 ANNUAL MEETING OF MEMBERS
TO BE HELD ON
March 25, 2004

To the Members of Little Sioux Corn Processors, L.L.C.:

        Notice is hereby given that the 2004 Annual Meeting of Members (the "Annual Meeting") of Little Sioux Corn Processors, L.L.C. (the "Company") will be held at Western Iowa Tech Community College, which is located at 200 Victory Drive in Cherokee, Iowa and will commence on Thursday, March 25, 2004 at 7:00 p.m., local time for the following purposes:

1.
To elect nine (9) Class A Directors to serve in staggered terms until the 2005, 2006, or 2007 Annual Meetings of Members and until their successors are elected.

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed Form of Proxy, please call the Company at (712) 376-2800.

        The Board of Directors is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on March 1, 2004, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

        All members are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the board of directors, by fax or in the enclosed envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,
Daryl Haack, Chairman of the Board
Marcus, Iowa March 2, 2004

        TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (712) 376-2815 OR IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE MEMBERSHIP UNITS IN PERSON.

Little Sioux Corn Processors, L.L.C.
4808 F Avenue
Marcus, IA 51035

Proxy Statement
2004 Annual Meeting of Members
March 25, 2004

SOLICITATION AND VOTING INFORMATION

        The enclosed proxy is solicited by the Board of Directors of Little Sioux Corn Processors, L.L.C. (the "Company") for use at the Annual Meeting of Members of the Company to be held on Thursday, March 25, 2004, and at any adjournment thereof. Such meeting is to be held at the Western Iowa Tech Community College, 200 Victory Drive, Cherokee, Iowa, and will commence at 7:00 p.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from members either in person or by telephone, facsimile or letter without extra compensation.

Voting Rights and Outstanding Membership Units

        Holders of Membership Units of the Company (the "Membership Units") of record at the close of business on March 1, 2004 (the "Record Date") are entitled to vote at the Annual Meeting. As of March 1, 2004, there were 10,941 Membership Units issued and outstanding. Each member entitled to vote will have one vote for each Membership Unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to members on or about March 2, 2004. The 2003 annual report of the Company to its members is being mailed to members along with this Proxy Statement.

        ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO HOLDERS OF MEMBERSHIP UNITS AS OF THE RECORD DATE AND THEIR SPOUSES.

        The presence of 25% of the outstanding Membership Units of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions. Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Proxy Voting

        Membership Units cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a member may authorize the voting of his, her or its Membership Units at the Annual Meeting. The Membership Units represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the member's directions. Members are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the Membership Units will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

        Execution of the enclosed proxy will not affect a member's right to attend the Annual Meeting and vote in person. Any member giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Daryl Haack, Chairman of the Board and President of Little Sioux Corn Processors,

L.L.C., at the Company's offices at 4808 F Avenue, Marcus, Iowa 51035, or to the Company's Secretary, Tim Ohlson, at the commencement of the Annual Meeting.

Attendance and Voting at the Annual Meeting

        If you own a Membership Unit of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your Membership Unit in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation

        This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to members, for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

        YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

        THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

        If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed form of proxy, please call the Company at (712) 376-2800.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1: Election of Directors and Voting

        The only proposal for the 2004 Annual Meeting is the election of nine (9) Class A Directors to hold office for staggered terms until the 2005, 2006, and 2007 Annual Meetings of Members and until a successor is duly elected and qualified. The following individuals have been recommended by the full board of directors, acting as the nominating committee: Vincent Davis, Darrell Downs, Daryl Haack, Verdell Johnson, Douglas Lansink, Timothy Ohlson, Myron Pingel, Roland Schmidt, and Ronald Wetherell. Detailed information on each nominee is provided in the Information About Current Directors and Nominees section.

        As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this Proxy Statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting will not be counted as either a vote for or against the election of a director.

        YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS A DIRECTORS.

Voting Description

        By marking the appropriate box on the form of proxy, a member may withhold authority to vote for all of the nominees listed below or, by crossing out individual names on the form of proxy, may withhold the authority to vote for any one or more of such nominees. Neither Membership Units nor proxies may be voted for a greater number of persons than the number of nominees shown below. Each holder of Membership Units may vote for nine (9) nominees.

        Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

        At the January 20, 2004 meeting of the Board of Directors, the Board elected to use a lottery method to determine the staggered terms of the Board. As a result, in accordance with the Company's Operating Agreement (the "Operating Agreement"), which provides for a minimum of seven and a maximum of thirteen Class A directors, three directors will serve one-year terms, three directors will serve two-year terms, and three directors will serve three-year terms. The results of the lottery were as follows: if reelected, Daryl Haack, Roland Schmidt, and Ron Wetherell will serve one-year terms; Vince Davis, Darrell Downs, and Doug Lansink will serve two-year terms; and Verdell Johnson, Tim Ohlson, and Myron Pingel will serve three-year terms. Beginning at the 2005 Annual Meeting of Members, the members will vote for three directors to serve three-year terms.

        The nine nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present and provided that the nominees receive at least a majority vote.

INFORMATION ABOUT CURRENT DIRECTORS AND NOMINEES

        Nine directors are to be elected at this Annual Meeting to hold office for staggered terms until the 2005, 2006, and 2007 Annual Meetings of Members and until a successor is duly elected and qualified. The Operating Agreement of the Company provides for staggered three-year terms of the Class A directors. The Class A directors also represent the Company as General Partner of LSCP, LLLP, an Iowa limited liability limited partnership of which the Company is the general partner. The Class B directors of the Company are appointed by and serve at the will of the limited partners. The Class B directors only participate in the actions concerning LSCP, LLLP.

        All of the nominees have been directors since the formation of the Company.

        YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES FOR CLASS A DIRECTORS.

        The following table contains certain information with respect to the persons currently serving as directors and nominees for reelection at the 2004 Annual Meeting of Members:

Class A Nominees for the Board of Directors

Name and Principal Occupation	Age	Year First Became Director	Term Expires
Vincent Davis Iowa Farm Bureau Federation Regional Manager	52	2000	2004
Darrell Downs Marketing Manager	66	2000	2004
Daryl Haack Farmer	60	2000	2004
Verdell Johnson Farmer	67	2000	2004
Douglas Lansink Farmer	46	2000	2004
Timothy Ohlson Farmer	53	2000	2004
Myron Pingel Farmer	64	2000	2004
Roland Schmidt Farmer	54	2000	2004
Ronald Wetherell Small Business Owner	59	2000	2004

Biographical Information on Class A Nominees

        Vince Davis has served on the board since its inception and served on its predecessor steering committee. He currently serves as Iowa Farm Bureau Federation regional manager in region 10, which encompasses five counties in west central Iowa. Prior to serving as the IFBF regional manager, he served as an Iowa Soybean Association field representative for more than 10 years. Mr. Davis is also currently serving as a city councilman for the City of Early.

        Darrell Downs has served on the board since its inception and served on its predecessor steering committee. Mr. Downs is employed as a marketing manager for a regional seed company and currently serves as the mayor of Marcus, Iowa. Prior to serving as mayor, he served on the Marcus City Council for eight years and assisted in the fundraising and development of various construction activities in Marcus and is involved in economic development for Cherokee County.

        Daryl Haack, Chairman of the Board and President, has served on the board since its inception and served as the vice-chairman of its predecessor steering committee. He has been farming in northwest Iowa since 1965. He farms about 900 crop acres with approximately half corn and half soybeans. He is co-owner of a swine-finishing corporation with 17 other people and currently is chairman of the board. Mr. Haack is serving his eighth year as a member of the Iowa Corn Promotion Board and is currently chairman. He is also a delegate to the National Corn Grower's Association's Corn Congress and to the Board of Delegates of the U.S. Grains Council.

        Verdell Johnson has served on the board since its inception and served as the secretary of its predecessor steering committee. He previously served as secretary of the Company. He owns and operates a livestock and grain farm in Cherokee County and is a Cherokee County Farm Bureau director. He is also a South Dakota State University graduate and was commissioned in the Army. Mr. Johnson also chaired the Iowa Sheep Producer Association and the Iowa Farm Bureau Sheep Advisory Committee.

        Doug Lansink, Treasurer, has served on the board since its inception and served as the treasurer of its predecessor steering committee. He operates a livestock and grain farm in Ida County, Iowa, has been active in the Ida County Pork Producers and has served as its treasurer and vice president. He was also the president of Ida County Farm Bureau and is currently serving as the Ida County Farm Bureau voting delegate.

        Tim Ohlson, Secretary, has served on the board since its inception and served on its predecessor steering committee. He operates a grain and livestock farm near Meriden, Iowa and is active in the Cherokee County Cattleman's Association and Cherokee County Pork Producers. He has served as the president of Cherokee County Farm Bureau and has been on the CML Telephone Board for twelve years and is currently its secretary.

        Myron Pingel has served on the board since its inception and served on its predecessor steering committee. He has owned and operated a grain and livestock farm north of Aurelia since 1965. He currently serves as chairman of the Maple Valley Mutual Insurance Company, and chairman of Twin Valley Producers Network farrowing group. His past board positions include Farmers Coop Elevator, First Farmers Coop, Aurelia Community School Board, and St. Paul Lutheran Church Council.

        Roland Schmidt has served on the board since its inception and served on its predecessor steering committee. He operates a grain and livestock farm in Sac County, and owns an interest in a partnership that finish feeds 5,000 to 6,000 head of hogs annually. He is currently serving as the Sac County Farm Bureau voting delegate, having previously served as president and vice president, as well as chairman of several county committees.

        Ron Wetherell, Vice Chairman and Vice President, has served on the board of the Company since its inception and served on its predecessor steering committee. Since 1966, he has owned and operated a number of Cherokee County business including a repair shop that has grown into Wetherell Manufacturing Co., a designer and manufacturer of farm implements, hydraulic cylinders, and truck utility bodies, and Wetherell Cable TV which services seven separate communities in northwest Iowa. Mr. Wetherell served on the Cleghorn City Council and served as mayor of Cleghorn for seven years. In 1992, he was elected to the Cherokee County Board of Supervisors and is currently serving his third term.

Board of Directors' Meetings

        The Board of Directors generally meets once a month. The Board of Directors held 10 regularly scheduled meetings during the nine-month fiscal year January 1, 2003 to September 30, 2003. Each director attended at least 75% of the meetings of the Board of Directors during the nine-month fiscal year ended September 30, 2003. In addition, various committees of the Board of Directors met for regularly scheduled meetings during the fiscal year ended September 30, 2003, but records of committee meetings were not maintained.

        The Board of Directors does not have a formalized process for holders of Membership Units to send communications to the board of directors. Members are able to send communications to the board via website, fax, phone, or in writing. During the nine-month fiscal year ended September 30, 2003, we transitioned from a development stage company to an operational company. As a result, we are now in the process of developing policies and procedures to facilitate communication from members to our board of directors.

        The Board of Directors does not have a policy with regard to board members' attendance at annual meetings. It is the view of the Board of Directors that a policy is unnecessary because of last year's high attendance percentage at the annual meeting of members.

Audit Committee

        The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. On May 7, 2003, the Board of Directors appointed Doug Lansink, Ron Wetherell, Daryl Haack, and Vince Davis to the Audit Committee. All four members of the Audit Committee are independent within the definition of independence provided by NASDAQ rules 4200 and 4350. The Audit Committee does not currently have a charter. During the nine-month fiscal year ended September 30, 2003, we transitioned from a development stage company to an operational company. As a result, we are now in the process of developing policies and procedures. In addition, the Audit Committee met for regularly scheduled meetings during the fiscal year ended September 30, 2003, but records of committee meetings were not maintained.

Audit Committee Report

        The Audit Committee delivered the following report to the Board of Directors of the Company on February 26, 2004. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2003. The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Boulay, Heutmaker, Zibell & Co. P.L.L.P., and has discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003. The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P. not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-QSB are compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P.'s independence.

        The Board of Directors selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. as independent auditor for the fiscal year October 1, 2003 to September 30, 2004. A representative of Boulay, Heutmaker, Zibell & Co. P.L.L.P. is expected to be present at the annual meeting of members and will have an opportunity to make a statement if so desired. The representative is also expected to be available for questions from the Members.

        The aggregate fees billed by the principal independent public accountants (Boulay, Heutmaker, Zibell & Co. P.L.L.P.) to the Company for the fiscal year ended December 31, 2002 and the fiscal year ended September 30, 2003 are as follows:

Category	Year	Fees
Audit Fees	2003 2002	$ $	65,083 13,108
Audit-Related Fees(1)	2003 2002	$ $	10,465 0
Tax Fees	2003 2002	$ $	0 0
All Other Fees	2003 2002	$ $	0 0

(1)
Audit-related fees include consultation on accounting rules related to derivative accounting in accordance with Statement on Financial Accounting Standard 133, as amended, and consultation on rules related to consolidation.

Audit Committee
Vince Davis Doug Lansink	Daryl Haack Ron Wetherell

Other Committees

        The Board of Directors appointed Myron Pingel, Darrell Downs, and Verdell Johnson to the Nominating Committee on January 20, 2004. Based upon the size of the Company and the board's familiarity with the Company since inception, the Board also has determined that each of the directors is qualified to suggest nominees to the board. The full Board of Directors, Vince Davis, Darrell Downs, Daryl Haack, Verdell Johnson, Doug Lansink, Tim Ohlson, Myron Pingel, Roland Schmidt, and Ronald Wetherell, participated in the consideration of director nominees.

        The Board of Directors does not currently have a charter for the nomination process or a policy with regard to the consideration of director candidates. The board also does not currently have a policy with regard to the consideration of director candidates recommended by holders of Membership Units. At this time, the consideration of candidates nominated by members is in the board's discretion. As there were no candidates nominated by the members for election at the 2004 annual meeting of members, this policy was appropriate, however, we are in the process of developing these policies and procedures for considering candidate nomination for board election at the current time which will enable us to consider any future candidates.

        With the exception of Darrell Downs, each member of the Board of Directors is an independent director of the nominating committee under the NASDAQ definition of independence. Mr. Downs is not considered an independent director under the NASDAQ rules because he was employee by the Company as project coordinator within the past three years.

        The Board of Directors does not have a compensation committee. It is the view of the Board of Directors that it is not necessary for the Company to have a compensation committee at this time. Instead of a committee, the full Board of Directors, Vince Davis, Darrell Downs, Daryl Haack, Verdell Johnson, Doug Lansink, Tim Ohlson, Myron Pingel, Roland Schmidt, and Ronald Wetherell, participated in the consideration of compensation decisions.

MANAGEMENT

        The Company's day to day affairs are managed by Steve Roe, General Manager and its Board of Directors. Other significant employees of the Company, are listed below:

Name	Age	Current Position and Business History
Gary Grotjohn	53	Controller since February 24, 2003.
Steve Roe	50	General Manager since May 20, 2002.

        Gary Grotjohn has been Controller of the Company since February 24, 2003. In the past five years, he has also worked for Land O'Lakes and served as the Senior Financial Analyst for its Midwest feed division.

        Steve Roe has been General Manager of the Company since May 20, 2002. In the past five years, in addition to managing the plant, he has managed the Lincoln, Nebraska train terminal and trade area of Continental Grain Company, which was then acquired by Cargill, Inc. in 1999. He remained at the Lincoln, Nebraska location until he was hired by LSCP, LLLP.

COMPENSATION OF OFFICERS

        The following table sets forth all compensation paid or payable by the Company during the past two fiscal years to the President of the Company:

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal Position	Year	Salary		All Other Compensation
Daryl Haack, Chairman of the Board and President	2003 2002	$ $	0 0	$ $	775 2,725

        The Company does not have any compensatory security option plan for its executive officers and directors. None of the directors or officers of the Company has any options, warrants, or other similar rights to purchase securities of the Company.

OWNERSHIP OF VOTING SECURITIES BY DIRECTORS AND NOMINEES AND OFFICERS

        The following table sets forth the Membership Unit ownership for each of the directors and nominees for director as of February 25, 2004:

Name and Address of Beneficial Owner	Position with Company	Class A Membership Units Beneficially Owned		Percentage of Class
Current Directors and Officers
Vince Davis P.O. Box 394 Early, IA 50535	Director	24	(1)	0.21%
Darrell Downs 405 Ridgeway Dr. Marcus, IA 51035	Director	32	(2)	0.29%

Daryl Haack 5985 390th St. Primghar, IA 51245	Director, Chairman of the Board, and President	20	(3)	0.18%
Verdell Johnson 991 490th St. Cleghorn, IA 51014	Director	100	(4)	0.91%
Doug Lansink 2360 Orchard Ave. Arthur, IA 51431	Director and Treasurer	28	(5)	0.26%
Tim Ohlson 4687 L Ave. Meriden, IA 51037	Director and Secretary	52		0.47%
Myron Pingel 2237 490th St. Aurelia, IA 51005	Director	84	(6)	0.77%
Roland Schmidt 1665 Otter Ave. Newell, IA 50568	Director	20	(7)	0.18%
Ron Wetherell P.O. Box 188 Cleghorn, IA 51014	Director, Vice Chairman of the Board, and Vice President	100		0.91%
Total Membership Units held by Current Directors and Officers of the Company		460		4.20%

(1)
Includes 4 Membership Units held with his wife as joint tenants with respect to which Mr. Davis may be regarded as having shared voting and dispositive power.

(2)
All 32 Membership Units are held with his wife as joint tenants with respect to which Mr. Downs may be regarded as having shared voting and dispositive power.

(3)
All 20 Membership Units are held with his wife as joint tenants with respect to which Mr. Haack may be regarded as having shared voting and dispositive power.

(4)
Includes 80 Membership Units held with his wife as joint tenants with respect to which Mr. Johnson may be regarded as having shared voting and dispositive power.

(5)
All 28 Membership Units are held with his wife as joint tenants with respect to which Mr. Lansink may be regarded as having shared voting and dispositive power.

(6)
Includes 60 Membership Units held with his wife as tenants in common with respect to which Mr. Pingel may be regarded as having shared voting and dispositive power.

(7)
Includes 20 Membership Units held with his wife as joint tenants with respect to which Mr. Schmidt may be regarded as having shared voting and dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. In February 2004, the Board of Directors made late Section 16(a) filings. We believe that all members of the Board of Directors are now in compliance with Section 16(a) reporting requirements.

Compliance with Section 16(a) of the Exchange Act.

Reporting Person	Late Form 3 (2003)	Late Form 4 (2003)	Late Form 5 (2003)
Vince Davis, Class A Director	1		1
Darrell Downs, Class A Director	1		1
Daryl Haack, Chairman, President and Class A Director	1		1
Verdell Johnson, Class A Director	1		1
Doug Lansink, Treasurer and Class A Director	1		1
Tim Ohlson, Secretary and Class A Director	1	1	1
Myron Pingel, Class A Director	1		1
Roland Schmidt, Class A Director	1		1
Ron Wetherell, Vice-Chairman, Vice-President and Class A Director	1		1

PRINCIPAL HOLDERS OF VOTING SECURITIES

        There are no persons who, as of February 26, 2004, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Membership Units.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        The Company's annual report for the fiscal year ended September 30, 2003, including financial statements, accompanies the mailing of this Proxy Statement, but it is not deemed a part of the proxy soliciting material.

        The Company will provide without charge to each member solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2003. A written request for such report should be directed to Daryl Haack, Chairman of the Board and President of Little Sioux Corn Processors, L.L.C. at 4808 F Avenue, Marcus, Iowa 51035. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on March 1, 2004. Exhibits to the 10-KSB will be mailed upon similar request and payment of specified fees. The 2003 Form 10-KSB with exhibits is also available at no cost through the SEC's internet site (www.sec.gov).

MEMBERS' PROPOSALS

        Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2005 Annual Meeting of Members must be received by the Company no later than November 25, 2004. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2005 Annual Meeting of members without including such proposal in the Company's Proxy Statement must provide the Company notice of such proposal no later than February 8, 2005. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

        The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the Membership Units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF DIRECTORS
Daryl Haack, Chairman of the Board
March 2, 2004

        TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (712) 376-2815 OR IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

Little Sioux Corn Processors, L.L.C.
4808 F Avenue
Marcus, Iowa 51035

REVOCABLE PROXY
for
2004 ANNUAL MEETING OF MEMBERS
March 25, 2004

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LITTLE SIOUX CORN PROCESSORS, L.L.C. The undersigned acknowledges receipt of the Notice of Annual Meeting of Members and the accompanying Proxy Statement, each dated March 2, 2004, and any adjournments thereof, and appoints Daryl Haack, Ron Wetherell, and Doug Lansink, with full power of substitution, as the proxies of the undersigned to represent the undersigned and to vote all membership units of Little Sioux Corn Processors, L.L.C. which the undersigned would be entitled to vote if personally present at the Annual Meeting and any adjournments.

        This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Daryl Haack, Chairman of the Board and President of Little Sioux Corn Processors, L.L.C., at the Company's offices at 4808 F Avenue, Marcus, Iowa 51035, or to Tim Ohlson, Secretary of the Board, at the commencement of the Annual Meeting. NOTE: The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

        You may elect to fax this proxy to Little Sioux Corn Processors, L.L.C. at (712) 376-2800. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it to the Company, there is no need to mail the original.

        TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2004 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (712) 376-2815 OR IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY BEFORE MARCH 23, 2004
TO
LITTLE SIOUX CORN PROCESSORS, L.L.C.
BY FAXING THE PROXY TO (712) 376-2815
or
MAILING THE PROXY IN THE
ENCLOSED ENVELOPE

REVOCABLE PROXY For	Dated this	day of	, 2004.
2004 ANNUAL MEETING OF MEMBERS March 25, 2004	Signature

Please sign exactly as name appears on your membership certificate. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees must sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by duly authorized officer/representative.	Printed Name Signature if held jointly/Signature of Co-Trustees Printed Name Signature if held jointly/Signature of Co-Trustees Printed Name Number of Class A Membership Units
  ☒
  Please mark vote as in this example.

PROPOSAL 1: Election of Directors

☐
FOR all of the Class A nominees listed below (except as indicated) to serve the terms indicated
Vincent Davis	2 year term	Timothy Ohlson	3 year term
Darrell Downs	2 year term	Myron Pingel	3 year term
Daryl Haack	1 year term	Roland Schmidt	1 year term
Verdell Johnson	3 year term	Ronald Wetherell	1 year term
Douglas Lansink	2 year term
☐
WITHHOLD AUTHORITY to vote for ALL nominees listed above

☐
WITHHOLD AUTHORITY to vote for the individual nominees whose names have been crossed out above. Example: ~~John Smith~~

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS A NOMINATED DIRECTOR.

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF MEMBERS TO BE HELD ON March 25, 2004
Little Sioux Corn Processors, L.L.C. 4808 F Avenue Marcus, IA 51035
Proxy Statement 2004 Annual Meeting of Members March 25, 2004
SOLICITATION AND VOTING INFORMATION
PROPOSALS TO BE VOTED UPON
INFORMATION ABOUT CURRENT DIRECTORS AND NOMINEES
MANAGEMENT
COMPENSATION OF OFFICERS
SUMMARY COMPENSATION TABLE
OWNERSHIP OF VOTING SECURITIES BY DIRECTORS AND NOMINEES AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PRINCIPAL HOLDERS OF VOTING SECURITIES
ANNUAL REPORT AND FINANCIAL STATEMENTS
MEMBERS' PROPOSALS
OTHER MATTERS